UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549-1004
           ______________________________________


                          FORM 8-K

                       CURRENT REPORT
               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):
                        MAY 22, 2003

                         VIACOM INC.
          ________________________________________

                 (Exact name of registrant as
                  specified in its charter)


    Delaware        1-9553       04-2949533
  ------------------------------------------------------
 State or other    Commission    IRS Employer
  jurisdiction       File       Identification
 of incorporation     Number        Number


           1515 Broadway, New York, NY       10036
    -----------------------------------------------------
  (Address of principal executive offices)     (Zip Code)


                       (212) 258-6000
                       ---------------
     (Registrant's telephone number, including area code)

Item 5. Other Events
	-------------

      On May 22, 2003, Viacom Inc. ("Viacom" or the "Registrant") announced that it had completed its acquisition from AOL Time Warner Inc. ("AOL") of the remaining 50% partnership interest of Comedy Partners, a New York general partnership ("Comedy Partners"), that it did not already own for $1.225 billion in cash. Prior to the acquisition, Comedy Partners, which operates the cable channel Comedy Central, was a joint venture between wholly-owned subsidiaries of Viacom and AOL.

      A copy of the press release issued by Viacom dated May
22, 2003 relating to the above-described transaction is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits
        ----------------------------------

        (c) Exhibits

        Exhibit No. 99 - Press release, dated May 22, 2003, issued by the Registrant.

                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VIACOM INC.
			      (Registrant)



                              By:  /s/ Michael D. Fricklas
				  --------------------------
                                   Michael D. Fricklas
                                   Executive Vice President,
                                    General Counsel
                                    and Secretary




Date:  May 22, 2003

                        EXHIBIT INDEX




     Exhibit No. 99 - Press release, dated May 22, 2003, issued by the Registrant.